UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024

Ellington Credit Company
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 9, 2024, Ellington Credit Company (the “Company”) entered into a Subscription and Investment Representation Agreement (the “Subscription Agreement”) with Ellington Credit Company Management LLC, the Company's external manager (the “Purchaser” or the "Manager"), pursuant to which the Company agreed to issue and sell one thousand (1,000) Series A Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), to the Purchaser for an aggregate purchase price of $1,000 (the "Purchase Price"). The sale closed on December 9, 2024.
The Series A Preferred Shares were issued to the Purchaser in connection with the special meeting of the shareholders of the Company (the “Special Meeting”), which has been announced by the Board of Trustees (the "Board") for the purpose of allowing the Company to effectuate its conversion to a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (a “registered closed-end fund”), that would be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As disclosed in the preliminary proxy statement filed today with the Securities and Exchange Commission (the "SEC") in connection with the Special Meeting (the "Preliminary Proxy Statement"), the Purchaser only has the right to vote on the following items at the Special Meeting (such items, the "Conversion Proposals"):
•To approve a change in the Company’s legal form from a Maryland real estate investment trust to a Delaware statutory trust;
•To approve the Company’s proposed Delaware Amended and Restated Declaration of Trust; and
•To approve a 1940 Act-compliant investment advisory agreement with the Manager, which would replace the Company's existing management agreement with the Manager.
The Series A Preferred Shares would be automatically redeemed following the Company’s shareholders approval of the Conversion Proposals at the Special Meeting. Additional information regarding the rights, preferences, privileges and restrictions applicable to the Series A Preferred Shares is contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein. Additional information about the Special Meeting can be found in the Preliminary Proxy Statement filed with the SEC.
The Subscription Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties. The Subscription Agreement also provides that the Purchaser shall grant an irrevocable proxy to certain officers of the Company to vote the Series A Preferred Shares in accordance with the terms of the Subscription Agreement and the Articles Supplementary (as defined below).
The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report is incorporated by reference herein. Based in part upon the representations of the Purchaser in the Subscription Agreement, the offering and sale of the Series A Preferred Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 3.03. Material Modification to Rights of Security Holders.
The information contained in Item 5.03 of this Current Report is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 9, 2024, the Company filed Articles Supplementary (the “Articles Supplementary” and, collectively with the Subscription Agreement, the "Issuance Documents") classifying and designating the Series A Preferred Shares with the State Department of Assessments and Taxation of Maryland, which Articles Supplementary became effective on December 9, 2024.
The Articles Supplementary provides that each Series A Preferred Share will have twenty-five thousand (25,000) votes and will vote together with the Company's outstanding common shares, par value $0.01 (the "Common Shares"), as a single class, only with respect to the Conversion Proposals at the Special Meeting. The Articles Supplementary also provide that each Series A Preferred Share will also vote together with the Common Shares on any election of Trustees (a "Trustee Election" and, collectively with the Conversion Proposals, the "Applicable Proposals"); however, because the Series A Preferred Shares will be redeemed immediately after the passage of the Conversion Proposals, and in no event later than the date immediately prior to the record date for the Company's 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting"), the holder of the Series A Preferred Shares will not be able to vote on any proposals that the Company expects to include on the agenda for the 2025 Annual Meeting, including the election of Trustees and the advisory (non-binding) vote on executive compensation. The Series A Preferred Shares have no voting rights besides those enumerated above.
The holder of the Series A Preferred Shares has granted an irrevocable proxy to certain officers of the Company to vote the Series A Preferred Shares in accordance with the terms of the Issuance Documents, in connection with the Special Meeting. Per the terms of the Issuance Documents, if voted, the Series A Preferred Shares are required to vote on the applicable proposals in the same "mirrored" proportion aggregate votes cast "FOR" and "AGAINST" each of the Conversion Proposals by the holders of the Common Shares who properly vote on such proposal (but excluding any abstentions).
The Series A Preferred Shares are not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. Other than a right to receive a liquidation preference equal to the Purchase Price, the Series A Preferred Shares have no rights with respect to any distribution of assets of the Company, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, change-of-control, dissolution or winding up of the Company, in each case whether voluntarily or involuntarily. The Series A Preferred Shares do not entitle its holder to receive dividends of any kind.
The outstanding Series A Preferred Shares are required to be redeemed in whole, but not in part, upon the earliest of: (i) the approval by the Company’s shareholders of the Conversion Proposals at any meeting of shareholders, including the Special Meeting, or (ii) immediately prior to the record date for the 2025 Annual Meeting, or (iii) on such date if redemption is authorized and directed by the Board in its sole discretion. Upon such redemption, the holder of the Series A Preferred Shares will receive aggregate consideration equal to the Purchase Price.
The foregoing description of the Articles Supplementary does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.
Item 7.01. Other Events.
On December 9, 2024, the Company issued a press release announcing that it has issued the Series A Preferred Shares. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in the default rates on corporate loans, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, our ability to pivot our investment strategy to focus on collateralized loan obligations ("CLOs"), a deterioration in the CLO market, our ability to utilize our net operating loss carryforwards, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to numerous risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the link to the Company's SEC filings under "For Investors" on the Company's website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
This communication relates to the proposed Conversion, along with related proposals for which shareholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Company intends to file relevant materials with the SEC, which will include a definitive proxy statement (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE CONVERSION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov.
Participants in the Solicitation
The Company and its respective directors, executive officers and certain other members of management and employees of Ellington Management Group, L.L.C. and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company's shareholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

3.1	Articles Supplementary of Series A Preferred Shares, dated December 9, 2024
10.1	Subscription and Investment Representation Agreement, dated December 9, 2024, by and between Ellington Credit Company and Ellington Credit Company Management LLC
99.1	Press Release dated December 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON CREDIT COMPANY

Dated:	December 9, 2024	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer
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